SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 13, 2004

MULTICELL TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-16354 (Commission File Number)	52-1412493 (I.R.S. Employer Identification No.)

55 Access Road, Suite 700 Warwick, RI	02886
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (401) 384-6789

ITEM 5. OTHER EVENTS

On July 13, 2004, MultiCell Technologies, Inc. issued a press release filed herewith as Exhibit 99.1 announcing the completion of a $2,000,000 equity private placement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

A copy of this press release dated July 13, 2004 is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES INC.

Date: July 14, 2004	By: /s/ W. GERALD NEWMIN W. Gerald Newmin, Chief Executive Officer